Discontinued operations and assets and liabilities held for sale	12 Months Ended
Mar. 31, 2018
Discontinued operations and assets and liabilities held for sale
Discontinued operations and assets held for sale

 7. Discontinued operations and assets and liabilities held for sale

Following the agreement to combine our Indian operations with Idea Cellular into a jointly controlled company, in accordance with IFRS accounting standards, the results of Vodafone India are included in discontinued operations. The Group will continue to actively manage these operations until the transaction completes.

Discontinued operations

On 20 March 2017, Vodafone announced the agreement to combine its subsidiary, Vodafone India (excluding its 42% stake in Indus Towers), with Idea Cellular, which is listed on the Indian Stock Exchanges, with the combined company to be jointly controlled by Vodafone and the Aditya Birla Group. Consequently, Vodafone India is now accounted for as a discontinued operation, the results of which are detailed below.

Income statement and segment analysis of discontinued operations

	2018	2017	2016
	€m	€m	€m
Revenue	4,648	5,827	6,120
Cost of sales	(2,995)	(4,504)	(4,799)
Gross profit	1,653	1,323	1,321
Selling and distribution expenses	(237)	(276)	(264)
Administrative expenses	(533)	(703)	(634)
Impairment losses (note 4)	—	(4,515)	—
Other income and expense[1]	416	—	—
Operating profit/(loss)	1,299	(4,171)	423
Financing costs	(715)	(909)	(932)
Profit/(loss) before taxation	584	(5,080)	(509)
Income tax (expense)/credit	(308)	973	514
Profit/(loss) after tax of discontinued operations	276	(4,107)	5
Pre-tax loss on the re-measurement of disposal group	(3,170)	—	—
Income tax credit	925	—	—
After tax loss on the re-measurement of disposal group	(2,245)	—	—
(Loss)/profit for the financial year from discontinued operations	(1,969)	(4,107)	5

(Loss)/earnings per share from discontinued operations

	2018		2017		2016
	eurocents		eurocents		eurocents
– Basic	(7.09)	c	(14.68)	c	0.02	c
– Diluted	(7.06)	c	(14.68)	c	0.02	c

Total comprehensive (expense)/income for the financial year from discontinued operations

	2018	2017	2016
	€m	€m	€m
Attributable to owners of the parent	(1,969)	(4,107)	5

For the year ended 31 March 2018, as a discontinued operation, Vodafone India has been valued at fair value less costs of disposal.

Vodafone India’s fair value less costs of disposal is not observable in a quoted market. As the completion of the Vodafone India and Idea Cellular Limited merger is expected to complete in June 2018, the fair value of Vodafone India has been assessed to be primarily determined by reference to the Idea Cellular Limited quoted share price as at 31 March 2018 of INR 75.9 per share. This technique is considered to result in a “level 2” valuation[2] under IFRS 13, as while the quoted price for Idea is observable, further adjustments, such as the assumption regarding the disposal of Vodafone India with a certain level of debt, are required to estimate fair value less costs of disposal. For the year ended 31 March 2018, the Group has recorded a non-cash charge of €3,170 million (€2,245 million net of tax), included in discontinued operations, as a result of the re-measurement of Vodafone India’s fair value less costs of disposal. Fair value at the equity level has been assessed to be INR 223 billion (2017: INR 370 billion), equivalent to €2.8 billion (2017: €5.3 billion) at the foreign exchange rates prevailing at those dates.

Should the competitive environment in India become more intense, there could be a further significant deterioration in the operations of Vodafone India Limited and Idea Cellular Limited impacting the entities’ expected future cash flows. This may lead to a further impairment loss being recognised.

The initial investment in the joint venture expected to be formed by the merger of Vodafone India Limited and Idea Cellular Limited in the financial year ending 31 March 2019 will also be measured in part by reference to the share price of Idea Cellular Limited at the date of completion. Accordingly the accounting gain or loss on the disposal of Vodafone India Limited to be recognised at that point, will in part be dependent on the share price of Idea Cellular Limited at that date. A change in the share price of Idea Cellular Limited from INR 75.9 per share as at 31 March 2018,to INR 85.9 per share or to INR 65.9 per share would give rise to a potential gain or loss of approximately €0.5 billion respectively. Based on Idea Cellular Limited’s share price of INR 51.75 per share as at 14 May 2018, the accounting loss on the disposal of Vodafone India would be approximately

€1.2 billion based on the 31 March 2018 foreign exchange rate.

Notes:

1Includes the profit on disposal of Vodafone India’s standalone towers business to ATC Telecom during the year. See note 28 for further details.

2Level 2 classification comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

The Group will also realise as part of the disposal of Vodafone India Limited a loss comprising the cumulative foreign exchange losses arising from the retranslation of the consolidated net assets of Vodafone India Limited (which has a functional currency of Indian Rupee) to the Group’s presentation currency in the period from acquisition of the Group’s interest to the date of disposal. This foreign exchange is required to be recycled to the income statement from the translation reserve. Based on the 31 March 2018 exchange rate of €:INR: 80.48, a loss of approximately €1.9 billion would arise. The actual loss from the recycling of foreign exchange previously recognised in equity that would be recognised in the year ending 31 March 2019, will depend on the INR:€ exchange rate at the date of completion. A change in the exchange rate from €:INR 80.48 to €:INR 85.5 or to €:INR 75.5 would give rise to a foreign exchange loss of approximately €2.1 billion and €1.8 billion respectively.

Assets and liabilities held for sale

Assets and liabilities relating to our operations in India have been classed as held for sale on the consolidated statement of financial position at 31 March 2018 and 31 March 2017. The relevant assets and liabilities are detailed in the table below.

Assets and liabilities held for sale[1]

	2018	2017
	€m	€m
Non-current assets
Goodwill	—	—
Other intangible assets	5,937	9,214
Property, plant and equipment	2,823	3,462
Deferred tax assets	1,641	1,202
Trade and other receivables	526	694
	10,927	14,572
Current assets
Inventory	—	1
Taxation recoverable	1,219	1,311
Trade and other receivables	936	831
Other investments	11	13
Cash and cash equivalents	727	467
	2,893	2,623
Total assets held for sale	13,820	17,195

Non-current liabilities
Long-term borrowings	(6,687)	(8,024)
Post employment benefits	(14)	(15)
Provisions	(665)	(784)
Trade and other payables	(32)	(39)
	(7,398)	(8,862)
Current liabilities
Short-term borrowings	(1,756)	(1,139)
Provisions	(18)	(25)
Trade and other payables	(1,827)	(1,768)
	(3,601)	(2,932)
Total liabilities held for sale	(10,999)	(11,794)

Note:

1

Total net debt in India at 31 March 2018 was €7,714 million (2017: €8,674 million). This comprised cash of €727 million (2017: €467 million), licence payables classified as debt of €6,418 million (2017: €7,143 million) and €2,025 million (2017: €2,020 million) of other borrowings, together with €2 million (2017: €22 million) of derivative financial instruments reported within Trade and other receivables and Trade and other payables. €345 million (2017: €499 million) of the licence payables classified as debt have been paid in cash. The cash payment is reported in the consolidated statement of cash flows as cash flows from financing activities. Each of the eight legal entities within the Vodafone India Group provide cross guarantees to the lenders in respect of debt contracted by the other entities.

Deferred tax assets on losses in India

The Group recognises a deferred tax asset of €1,641 million (2017: €1,202 million) relating to its Indian business. This includes a deferred tax asset of €1,290 million (2017: €816 million) relating to losses , which do not expire. The deferred tax asset has been recognised as we conclude it is probable that we will generate taxable profits in the future, against which we can utilise these losses.

The Group has reviewed the latest forecasts for the Indian business which incorporate the unsystematic risks of operating in the telecommunications business (see pages 38 to 45). In the period beyond the five year forecast, we have reviewed the profits inherent in the valuation of Indian business, and based on these and our expectations for the Indian business we believe it is probable the losses will be fully utilised. Based on the current forecasts the losses will be fully utilised over the next 11 to 13 years.

We do not recognise a deferred tax asset of €399 million (2017: €352 million) in relation to losses where we currently believe that is not probable these losses will be utilised in the future.